UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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PRESENTATION TO EMPLOYEES

TELEDYNE TECHNOLOGIES

Everywhereyoulook™

LeCroy

LeCroy

Introduction to Teledyne Technologies Introduction to Teledyne Technologies NYSE: TDY NYSE: TDY May 29, 2012 May 29, 2012 Merger Announcement Merger Announcement

Overview of Teledyne Technologies (TDY)
Overview of Teledyne Technologies (TDY)
Technology company specializing in highly engineered
products for industrial growth markets
Founded in 1960
(a)
; HQ in Thousand Oaks, California
2011 sales of $1.94 billion
Approximately 9,000 employees
Demonstrated record of growing businesses through new
technology development, as well as acquisitions
(a) Refers to Teledyne, Inc., a predecessor of Teledyne Technologies Incorporated
Teledyne-LeCroy Merger Announcement 2

Transaction Highlights
Transaction Highlights
Agreement by Teledyne to purchase 100% of LeCroy shares and
options for all-cash consideration of $14.30 per share
Transaction value of approximately $291 million
Reflects >50% premium on last closing price
Unanimously approved by the Boards of both companies
All Directors and Executive Officers, including Walter LeCroy, have agreed to vote in favor of the transaction
Closing subject to customary conditions and regulatory approvals
(a)
(a) Includes satisfaction of the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976
Teledyne-LeCroy Merger Announcement 3

Why now?  Why Teledyne?
Why now?  Why Teledyne?
LeCroy has been performing at a strong level, which has not
been reflected in its market value
Teledyne offer provides significant premium to LeCroy
shareholders
Transaction offers excellent opportunities for employees,
customers and partners
Teledyne technology serves as a springboard for future
LeCroy product development
LeCroy will continue on its strategic path
Teledyne-LeCroy Merger Announcement 4

The Path Ahead for LeCroy…
The Path Ahead for LeCroy…
LeCroy CEO, CFO and Executive Management Team will continue to lead LeCroy as a Teledyne Technologies Company
Teledyne wants LeCroy and its people to continue to deliver excellent Oscilloscopes and Protocol Analysis tools with superior sales and support to our customers
Teledyne wants LeCroy’s management team to continue to support our unique
LeCroy Culture and our talented people
We expect to move methodically and carefully to insure smooth and fair integration of systems, benefits, pay practices, etc.
We expect to gain great operating advantages by working with Teledyne:
Leverage Teledyne’s Research and Scientific resources
Leverage Teledyne’s reach into government labs and defense customers
Leverage the customers and technology of more than 50 Teledyne companies
Eliminate distractions related to being a small public company
Teledyne-LeCroy Merger Announcement 5

Teledyne:  Enabling Technologies for Industrial Growth Markets
Teledyne:  Enabling Technologies for Industrial Growth Markets
Microwave communication
and technology development
Machine vision and
factory automation
Offshore energy exploration
& production
Global infrastructure and
environmental monitoring
Aircraft information management
Teledyne-LeCroy Merger Announcement 6

Teledyne:  ~$1.9B Sales in Four Business Segments
Teledyne:  ~$1.9B Sales in Four Business Segments
(a) Excludes the former Aerospace
Engines & Components segment, which
was sold in April 2011
32% 32%
34% 34%
18% 18%
16% 16%
2011 Sales of
2011 Sales of
~$1.94 Billion
~$1.94 Billion
(a) (a)
Instrumentation Instrumentation
Aerospace & Aerospace &
Defense Electronics Defense Electronics
Digital Digital
Imaging Imaging
Engineered Engineered
Systems Systems
Teledyne-LeCroy Merger Announcement 7

2001 2002 2003 2004 2005 2006 2007
2008
2009
Teledyne spent $1.42B
Teledyne spent $1.42B
(a) (a)
on 38 Acquisitions since 2001
on 38 Acquisitions since 2001
(a) Area of bubble denotes relative consideration for each acquisition
Imaging Sensors
and Optics
Defense Microwave
and Interconnects
Air and Water Quality
Instrumentation
Marine Instrumentation
and Interconnects
= $ 25 million = $ 50 million
2012
T&M: LeCroy
2010 2011
Instrumentation Instrumentation
Digital Imaging Digital Imaging
Engineered Systems Engineered Systems
Aerospace and Aerospace and
Defense Defense
Electronics Electronics
Teledyne-LeCroy Merger Announcement 8

Potential Synergies with Teledyne
Potential Synergies with Teledyne
Indium Phosphide technology insertion from Teledyne Scientific
Company (TSC)
Much higher bandwidth potential
TSC’s Indium Phosphide technology has much higher performance than other companies
Potential to add other product lines through internal development, as well as acquisitions
Complementary, not overlapping product lines and channel strength in the electronics domain
Teledyne: microwave and mixed signal devices; LeCroy: signal processing and digital design
Teledyne: defense and government: LeCroy, commercial electronics industry
Teledyne-LeCroy Merger Announcement 9

Teledyne
Teledyne
Research:
Research:
A
A
Unique
Unique
Asset
Asset
Established
Established
in
in
1962
1962
(a) (a)
Teledyne’s Research Business Model
Government funding supports early stages of
novel, high risk technology development
Researchers work jointly with Teledyne’s
operating business to adapt technology to
customer applications
Proprietary research projects directly for
industry customers
10
316 technical staff
>100 PhDs
278 active patents
(a) Previously owned by Rockwell International and other predecessors
Teledyne-LeCroy Merger Announcement
ww

Teledyne is a Leader in Advanced Semiconductor Processes
Teledyne is a Leader in Advanced Semiconductor Processes
Teledyne Scientific has in-house world-leading
InP foundry
InP cutoff frequency (fT) 75% higher than 8HP
SiGe
350 GHz vs. 200 GHz
Next Gen Processes enable even higher (fT).
Next gen InP: fT ~ 500 GHz
Breakdown voltage = 4.5V vs. 1.75V for 8HP
SiGe
Experienced mixed signal design team at TSC
Oscilloscopes are the ideal application
Schematic Entry using Library Symbol
Circuit simulation (Spectre)
Tool Kit Ready for Joint Development Tool Kit Ready for Joint Development
Layout Verification (DRC and LVS)
InP Enables Higher Oscilloscope BW
InP Enables Higher Oscilloscope BW
Teledyne-LeCroy Merger Announcement 11
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800
700
600
500
400
300
200
100
0
Nov-99
Apr-00
Sep-00
Feb-01
Jul-01
Dec-01
May-02
Oct-02
Mar-03
Aug-03
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Jun-04
Nov-04
Apr-05
Sep-05
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Jul-06
Dec-06
May-07
Oct-07
Mar-08
Aug-08
Jan-09
Jun-09
Nov-09
Apr-10
Sep-10
Feb-11
Jul-11
Dec-11

Teledyne (TDY) has delivered superior shareholder returns
Teledyne (TDY) has delivered superior shareholder returns
12
TDY
TDY
~15% CAGR ~15% CAGR
Russell 2000 Russell 2000
Teledyne-LeCroy Merger Announcement
w

Forward Looking Statements
Forward Looking Statements
13 Teledyne-LeCroy Merger Announcement
This is a brief overview of Teledyne Technologies Incorporated.  Viewers are urged to read the Teledyne’s periodic reports filed with the Securities and Exchange Commission (“SEC”)
for a more complete description of the company, its businesses, its strategies and the various risks that the company faces. Various risks are identified in Teledyne’s 2011 Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.  Viewers, particularly those interested in investing in Teledyne Technologies, should read these risk factors.
This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, with respect to management’s beliefs about the financial condition, results of operations and businesses of Teledyne and LeCroy in the future.  Forward-looking information involves risks and uncertainties, is based on the current expectations of the management of LeCroy and Teledyne and is subject to uncertainty and changes in circumstances.  The forward-looking information contained herein may include statements about the expected effects on Teledyne of the transaction, the anticipated timing and scope of the transaction, expected timing of the completion of the transaction, anticipated earnings enhancements, estimated cost savings and other synergies, costs to be incurred in achieving synergies, anticipated capital expenditures, other strategic options and all other statements in this announcement other than historical facts.  Forward-looking information includes, without limitation, statements typically containing words such as
“intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import.  By its nature, forward-looking information is not a guarantee of future performance or results and involves risks and uncertainties because it relates to events and depends on circumstances that will occur in the future.
Actual results could differ materially from this forward-looking information.  Many factors could change anticipated results, including Teledyne’s ability to integrate LeCroy’s operations, retain customers and key employees and achieve operating synergies, the ability to develop and market new products, failure of the requisite number of LeCroy stockholders to approve the transaction, operating results of LeCroy being lower than anticipated, and unexpected acquisition-related costs and expenses.  Certain of these and other factors that could affect LeCroy’s business are discussed in LeCroy’s Annual Report for the fiscal year ended July 2, 2011, and LeCroy’s Quarterly Reports on Form 10-Q for the periods ending
October 1, 2011, December 31, 2011 and March 31, 2012.
This presentation is for informational purposes only.  It does not constitute an offer to purchase shares of LeCroy Corporation or a solicitation or recommendation statement under the rules and regulations of the SEC.  LeCroy will publicly file a Form 8-K with the SEC containing the terms of the definitive merger agreement, and plans to mail a proxy statement to stockholders of LeCroy in connection with the proposed transaction.  Investors and security holders of LeCroy are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about Teledyne, LeCroy and the proposed transaction.  Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.  A free copy of the proxy statement, when it becomes available, may also be obtained from LeCroy Corporation, 700 Chestnut Ridge Road, Chestnut Ridge, NY 10977, Attn: Investor Relations.  In addition, investors and security holders may access copies of the documents filed with the SEC by LeCroy on LeCroy’s web site at www.lecroy.com.  LeCroy, Teledyne and their executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed transaction.  Information regarding the interests of the officers and directors of LeCroy in the proposed transaction will be included in the proxy statement, and information regarding the officers and directors of Teledyne is included in its most recent Annual Report on Form 10-K and its most recent Proxy Statement filed with the SEC.  The consummation of the proposed transaction is subject to the approval of
LeCroy’s stockholders as well as other customary closing conditions including clearance under the Hart-Scott-Rodino Antitrust Improvements Act.
Neither Teledyne nor LeCroy undertake any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.